OPPENHEIMER NEW YORK MUNICIPAL FUND
                     Supplement dated April 12, 2001 to the
                        Prospectus dated January 26, 2001


The Prospectus is changed as follows:

     1. The Fund's prospectus supplement dated October 5, 2000 is withdrawn.

     2. The heading "Temporary Defensive Investments" on page 11 and the sentence following it has been deleted and replaced with the following:

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.

     3. The paragraph captioned "Portfolio Manager" under the section "How the Fund Is Managed" on page 12 is deleted and replaced with the following:

Portfolio Managers. The portfolio managers of the Fund are Jerry Webman and Merrell Hora. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Webman is a Vice President of the Fund and a Senior Vice President and Director of the Fixed Income Department of the Manager. Prior to joining the Manager in February 1996, Mr. Webman was Vice President at Prudential Investment Corporation from November 1990.

         Mr.  Hora  is a Vice  President  of the  Fund  and  an  Assistant  Vice
         President of the Manager since July 1999. He is also a portfolio manager of other Oppenheimer funds and formerly a Senior Quantitative Analyst for the Fixed Income Department's Quantitative Analysis Team from July 1998 to August 2000). Prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group from January 1997 to September 1997 and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.

     4. The heading "Are There Limitations On Exchanges?" on page 26 is deleted and replaced with the following:



ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

             o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

               o The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.

               o  The  Fund  may  amend,   suspend  or  terminate  the  exchange
                  privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

               o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     5. The last two paragraphs of the section entitled "Shareholder Account Rules and Policies" on page 27 are deleted and replaced with the following:

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at
          1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

6. The first and last paragraphs of the section entitled "How to Get More Information" on the prospectus back cover are revised to read as follows:

         You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

         Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.




April 12, 2001                                                         360PS013

                       OPPENHEIMER NEW YORK MUNICIPAL FUND
                     Supplement dated April 12, 2001 to the
           Statement of Additional Information dated January 26, 2001


The Statement of Additional Information is amended as follows:

     1. Paragraph 7 on page 31 is deleted in its entirety and replaced with the following:

    Jerry A. Webman, Vice President and Portfolio Manager, Age: 51.
    Two World Trade Center, New York, New York 10048-0203
    Senior Vice President, Senior Investment Officer and Director of the Fixed Income Department of the Manager (since February 1996); Senior Vice President of HarbourView Asset Management Corporation (since May 1999); a portfolio manager of other Oppenheimer funds; before joining the Manager in February 1996, he was a Vice President and portfolio manager with Prudential Investment Corporation (March 1986 - February 1996).

2. The following is added as the first paragraph on page 32:

    Merrell Hora, Vice President and Portfolio Manager, Age: 32
    Two World Trade Center, New York, New York 10048-0203
    Assistant Vice President of the Manager (since July 1999); a portfolio manager of other Oppenheimer funds; formerly a Senior Quantitative Analyst for the Fixed Income Department's Quantitative Analysis Team (July 1998 -
    August 2000); prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group (January 1997 - September 1997) and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.





April 12, 2001                                                  360PX007